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Morgans Hotel Group Co.

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On May 1, 2014, Morgans Hotel Group Co. (the “Company”), in connection with its 2014 Annual Meeting scheduled to be held on May 14, 2014, issued a press release and made available additional content at www.ProtectValueatMorgans.com. Copies of the press release and the additional content are set forth below.

LEADING PROXY ADVISORY FIRM ISS RECOMMENDS STOCKHOLDERS VOTE “FOR” SEVEN MORGANS HOTEL GROUP DIRECTOR NOMINEES AND NOT TO VOTE FOR ANY OF KERRISDALE’S SEVEN NOMINEES

Morgans Urges Stockholders to Vote The WHITE Proxy Card Today

NEW YORK, May 1, 2014 – Morgans Hotel Group Co. (NASDAQ: MHGC) (“Morgans” or the “Company”), the New York-based hospitality management company, today announced that leading proxy voting advisory and corporate governance services firm Institutional Shareholder Services Inc. (“ISS”) has issued a report advising Morgans’ stockholders to vote the WHITE proxy card “FOR” seven of Morgans’ nine director nominees and withhold on director nominees Michael Olshan and Andrea Olshan. ISS also recommends that stockholders do not vote for any of the seven nominees set forth by Kerrisdale Capital Management. The Company’s 2014 Annual Meeting of Stockholders will be held on May 14, 2014.

Jason T. Kalisman, Morgans’ Chairman of the Board, commented, “We are gratified that ISS recognizes the critical importance of continuing the current Board’s ongoing turnaround efforts. We are also pleased that ISS has recognized that Kerrisdale’s slate lacks any hotel operating experience and has not made a compelling case for change at the board level. Morgans’ Board remains focused, as it has been always, on further improving our financial position and operating performance and exploring all avenues that we believe will maximize value for stockholders.”

In its report, ISS stated:

•	“As this dissident has not developed a compelling case for change, there is little reason to believe radical change in board composition—much less the change in board control the dissident seeks—is warranted.”

•	“Corporate restructurings are often lengthy and difficult, and ten months is likely too short a period to adequately assess whether the board has successfully reversed the factors that led to the company’s long-term underperformance. Nevertheless, some early signs of progress can be seen.”

•	“For example, the board appears to have succeeded in restructuring the firm’s balance sheet and extending the term of many of its debt securities. In a little over a year, the company’s cash position increased from just $6 million to $129 million, while its short-term liabilities declined from $400 to $103 million.”

•	“EBITDA increased from $22.3 million to $45.9 million from FY2012 to FY2013, and grew to $16.2 million in the most recent quarter, 3.5 times the level of a year earlier. The company also cites progress in reducing its cost structure by $10 million per year, which is over 11% of its SG&A expense in 2013. In short, the board does appear to have made some progress in its operational goals.”

•	“Shareholders inclined to support some or all of the dissident nominees, however, should consider the unusual potential risks presented by the dissident slate.”

•	In attempting to make a case for change, the dissident focused on the need to sell the company, and has proposed a number of candidates with backgrounds that would facilitate a sales process. A sale, though, is by no means guaranteed. Most strategic acquirers have been aware that Morgans is a potential takeover target for some time—yet other than Yucaipa’s $8.00 offer in November, no other bids have publicly emerged since the new board was elected. Any new board must be prepared to immediately and indefinitely operate the company, and execute on a turnaround plan to improve firm operations.”

•	“Furthermore, it is not even clear that a sale at this time is the best option available to shareholders. It may well be that the board’s action to improve the balance sheet and cash flow, settle outstanding litigation, and bolster its property pipeline would create a more attractive takeover target and be the best path to create value over the long run. If the phrase “now is not the right time to sell” sometimes seems like a bumper sticker for entrenched management teams, it is worth remembering that sometimes it is also going to be the truth. The dissident has not, in this contest, demonstrated compellingly that this is not, in fact, the truth at Morgans.”

•	“The dissident also states that if elected its nominees will use their best efforts to oversee the company’s operations. None of the members on its proposed slate have hotel operating experience, however, which seems particularly odd for a dissident which (1) finds that same fact a failing in the incumbent board it seeks to replace and (2) had more than 6 months, between announcing it would run a contest and fielding a slate, to recruit nominees with credible hotel industry operating experience. The dissident did recently retain a consultant—Andrew Zobler, the CEO of Sydell Group—to advise it on hotel operations. Zobler may well be a strong resource—but he is not on the slate, and the recency of his hire (again, six months after the dissident announced it would run a slate) underscores the question of whether the dissident has prepared adequately for the role it so urgently wants. The dissident responds that Zobler may be added to the board in the future, once the dissidents are elected. Res ipsa loquitur….”

•	“On the most elemental level, however, [the board’s] demonstrable progress in restoring the income statement and the balance sheet (by which means shareholder value is ultimately maximized) is perhaps the most critical rebuff to the dissidents’ critique.”

•	“ISS CONCLUSION AND VOTE RECOMMENDATION

The dissident has not made a compelling case for change. As such, no votes for dissident nominees are recommended.”

Morgans urges stockholders to support the Company’s director nominees by immediately completing and returning their WHITE proxy card or by submitting proxies by telephone or through the Internet. If you require any assistance in voting your shares, please contact our proxy solicitor, Okapi Partners, toll free at (877) 796-5274. For information about Morgans’ 2014 Annual Meeting of Stockholders, please visit http://www.ProtectValueatMorgans.com.

On April 23, 2014, the Company made available its investor presentation, which included a statement referencing its belief that Kerrisdale had entered into an undisclosed compensation arrangement with Andrew Broad, a Kerrisdale director nominee, for a success fee related to the sale of certain Morgans’ hotel properties with respect to certain transactions. In a filing made by Kerrisdale later that same day in response to our presentation, Kerrisdale disclosed for the first time that it had entered into a compensation agreement with Mr. Broad, in addition to Messrs. Brecker, Carr and Wells, pursuant to which Mr. Broad similarly received $50,000 in cash in connection with his nomination. Kerrisdale did not disclose when it had entered into that agreement, and we are unaware of when Mr. Broad received such compensation. While our prior statement was made based on our belief that Kerrisdale entered into an undisclosed success-fee arrangement with Mr. Broad, we have not seen such a success fee agreement and, therefore, we withdraw our prior statement.

About Morgans Hotel Group

Morgans Hotel Group Co. (NASDAQ: MHGC) is widely credited as the creator of the first “boutique” hotel and a continuing leader of the hotel industry’s boutique sector. Morgans Hotel Group operates Delano in South Beach, Mondrian in Los Angeles, New York and South Beach, Hudson in New York, Morgans and Royalton in New York, Clift in San Francisco, Shore Club in South Beach and Sanderson and St Martins Lane in London. Morgans Hotel Group has ownership interests or owns several of these hotels. Morgans Hotel Group has other hotels in various stages of development to be operated under management or franchise agreements. These include Delano properties in Las Vegas, Nevada and Moscow, Russia; Mondrian properties in London, England, and Doha, Qatar; and a Morgans Original in Istanbul, Turkey. Morgans Hotel Group also owns a 90% controlling interest in The Light Group, a leading lifestyle food and beverage company. For more information please visit www.morganshotelgroup.com.

Forward-Looking and Cautionary Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential, “ “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict, “ “continue” or other similar words or expressions. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; the Company’s levels of debt, its ability to refinance its current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, general volatility of the capital markets and the Company’s ability to access the capital markets and the ability of our joint ventures to do the foregoing; the impact of financial and other covenants in the Company’s loan agreements and other debt instruments that limit the Company’s ability to borrow and restrict its operations; the Company’s history of losses; the Company’s ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to sustain the quality of the properties of Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control; the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the Company manages but does not wholly own; potential terminations of management agreements; the impact of any material litigation, claims or disputes, including labor disputes; the seasonal nature of the hospitality business and other aspects of the hospitality industry that are beyond the Company’s; and other risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2014, and other documents filed by the Company with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

IMPORTANT ADDITIONAL INFORMATION

On April 16, 2014, the Company filed a definitive proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2014 Annual Meeting of Stockholders. Stockholders are strongly advised to read the Company’s 2014 proxy statement because it contains important information. Stockholders may obtain a free copy of the 2014 proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.morganshotelgroup.com.

Contacts:

Investors:

Rich Szymanski

Morgans Hotel Group

T. 212.277.4188

E. richard.szymanski@mhgc.com

Or

Bruce Goldfarb/ Chuck Garske/ Lisa Patel

Okapi Partners

T. 212.297.0720

E. info@okapipartners.com

Media:

Dan Gagnier/Nathaniel Garnick

Sard Verbinnen & Co

T. 212.687.8080

On May 1, 2014, the Company made available the following additional content at www.ProtectValueatMorgans.com:

Disclaimer
FORWARD-LOOKING AND CAUTIONARY STATEMENTS
This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential, ” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict, ” “continue” or other similar words or expressions. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; the Company’s levels of debt, its ability to refinance its current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, general volatility of the capital markets and the Company’s ability to access the capital markets and the ability of our joint ventures to do the foregoing; the impact of financial and other covenants in the Company’s loan agreements and other debt instruments that limit the Company’s ability to borrow and restrict its operations; the Company’s history of losses; the Company’s ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to sustain the quality of the properties of Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control; the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the Company manages but does not wholly own; potential terminations of management
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Disclaimer
segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to sustain the quality of the properties of Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control; the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the Company manages but does not wholly own; potential terminations of management agreements; the impact of any material litigation, claims or disputes, including labor disputes; the seasonal nature of the hospitality business and other aspects of the hospitality industry that are beyond the Company’s; and other risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2014, and other documents filed by the Company with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.
IMPORTANT ADDITIONAL INFORMATION
On April 16, 2014, the Company filed a definitive proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2014 Annual Meeting of Stockholders. Stockholders are strongly advised to read the Company’s 2014 proxy statement because it contains important information. Stockholders may obtain a free copy of the 2014 proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.morganshotelgroup.com.
Agree I have read and agree to the terms of this website.
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MORGANS HOTEL GROUP
PROTECT YOUR INVESTMENT AT MORGANS HOTEL GROUP
PRESS RELEASES
05.01.2014 Leading Proxy Advisory Firm ISS Recommends Stockholders Vote “FOR” Seven Morgans Hotel Group Director Nominees
04.23.2014 Morgans Hotel Group Files Investor Presentation
04.16.2014 Morgans Hotel Group Sends Letter to Stockholders and Files Definitive Proxy Materials
Home Press Releases Letter to Stockholders Investor Presentation Our Directors SEC Filings Contacts HOW TO VOTE

MORGANS HOTEL GROUP
IMPORTANT INFORMATION
FORWARD-LOOKING AND CAUTIONARY STATEMENTS
This website and the documents contained herein may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for
Home Press Releases Letter to Stockholders Investor Presentation Our Directors SEC Filings Contacts HOW TO VOTE

Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; the Company’s levels of debt, its ability to refinance its current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, general volatility of the capital markets and the Company’s ability to access the capital markets and the ability of our joint ventures to do the foregoing; the impact of financial and other covenants in the Company’s loan agreements and other debt instruments that limit the Company’s ability to borrow and restrict its operations; the Company’s history of losses; the Company’s ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to maintain its properties at the quality of the Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control; the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the Company manages but does not wholly own; potential terminations of management agreements; the impact of any material litigation, claims or disputes, including labor disputes; the seasonal nature of the hospitality business and other aspects of the hospitality industry that are beyond the Company’s; and other risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2014, and other documents filed by the Company with the SEC from time to time. All forward-looking statements on this website are made as of the date hereof, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.
IMPORTANT ADDITIONAL INFORMATION
On April 16, 2014, the Company filed a definitive proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2014 Annual Meeting of Stockholders. Stockholders are strongly advised to read the Company’s 2014 proxy statement because it contains important information. Stockholders may obtain a free copy of the 2014 proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.morganshotelgroup.com.
Our Directors SEC Filings Contacts HOW TO VOTE
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